UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 11, 2008

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30121	22-2050748
State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	I.R.S. Employer Identification No.

1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 11, 2008, Ulticom, Inc. (the “Company”) announced selected unaudited financial results for the third quarter of fiscal 2008. The Company’s cash and cash equivalents as of October 31, 2008 were $283,373,000, compared with $285,676,000 at October 31, 2007 and compared with $282,244,000 at July 31, 2008. The Company had no long-term debt outstanding at October 31, 2008, October 31, 2007 and July 31, 2008. The Company had 43,573,605 shares of common stock outstanding as of the close of business on October 31, 2008. The Company is currently in the process of preparing its financial statements, including the evaluation of the Company’s revenue recognition based on the application of SOP No. 97-2 specifically related to VSOE. While the Company has made progress, it has not completed the preparation of its consolidated financial statements for periods through October 31, 2008, and consequently is not in a position at this time to provide any reasonable estimate of any anticipated changes in results of operations for the fiscal quarter ended October 31, 2008 in comparison to the fiscal quarter ended October 31, 2007.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01	Other Events.

On December 11, 2008, the Company filed a Form 12b-25 with the Securities and Exchange Commission indicating that the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2008 was not filed on its due date of December 10, 2008. The Company will not seek a 5-day filing extension because it does not believe it could file the Quarterly Report by the end of the extension period as a result of restatements of the Company’s historical financial statements required to reflect (i) the results of the completed investigations by the Audit Committee of the Company’s Board of Directors and (ii) the ongoing evaluation of the Company’s recognition of revenue based on the application of AICPA Statement of Position No. 97-2, Software Revenue Recognition, as amended and interpreted, specifically relating to vendor specific objective evidence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: December 11, 2008	By:	/s/ Shawn Osborne
	Name:	Shawn Osborne
	Title:	Chief Executive Officer